SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549


                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of report (Date of earliest event reported)   August 10, 1994



                    Century Properties Growth Fund XXII
          (Exact Name of Registrant as Specified in Its Charter)

                                 California
              (State or Other Jurisdiction of Incorporation)

               0-13418                               94-2939418
        (Commission File Number)      (I.R.S. Employer Identification No.)


             5665 Northside Drive, N.W., Atlanta, Georgia   30328
          (Address of Principal Executive Offices)         (Zip Code)

                                (404) 916-9090
            (Registrant's Telephone Number, Including Area Code)


                                      N/A
        (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

         On August 10, 1994, National Property Investors, Inc. ("NPI"), the

         parent of NPI Equity Investments II, Inc. ("NPI Equity"), entered into an agreement with an affiliate ("Apollo") of Apollo Real

         Estate Advisors, L.P. to sell to Apollo up to one-third of the stock of NPI.  The consummation of the transaction is subject to satisfaction of a number of conditions customary for transactions of this type.  Upon closing, Apollo would be entitled to

         representation on the board of directors of NPI Equity.  NPI Equity controls the general partner of Registrant.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CENTURY PROPERTIES GROWTH FUND XXII

                         By:  FOX PARTNERS IV, its General Partner

                              By:  FOX CAPITAL MANAGEMENT
                                   CORPORATION, its General Partner

Date: August 12, 1994              By:   /s/ Michael L. Ashner
                                         Michael L. Ashner, President